UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 3, 2000

MASSACHUSETTS FINCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation or organization)	0-24791 (Commission File Number)	04-3431804 (IRS Employer Identification No.)

70 Quincy Avenue, Quincy, Massachusetts 02169
(Address of principal executive offices)

(617) 825-5555
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Item 5.    Other Events.

      On February 1, 2000, the Board of Directors amended the Corporation's Bylaws. A copy of the amended Bylaws is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Other Exhibits.

      Exhibit 3.1  Amended Bylaws of Massachusetts Fincorp, Inc.
      Exhibit 99.1 Press Release dated February 3, 2000.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2000	By: /s/ Ruth J. Rogers Ruth J. Rogers CFO and Treasurer